United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 6, 2022

Date of Report (Date of earliest event reported)

CleanTech Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40611	85-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 West 25th Street, 9th Floor New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 494-9005

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLAQ	The Nasdaq Stock Market LLC
Warrants	CLAQW	The Nasdaq Stock Market LLC
Rights	CLAQR	The Nasdaq Stock Market LLC
Units	CLAQU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submissions of Matters to a Vote of Security Holders.

As previously reported, on December 16, 2021, CleanTech Acquisition Corp., a Delaware corporation (“CLAQ” or the “Company”), entered into the Merger Agreement (the “Merger Agreement”), by and among the Company, CleanTech Merger Sub, Inc., a Texas corporation and wholly-owned subsidiary of CleanTech (“Merger Sub”) and Nauticus Robotics, Inc., a Texas corporation (“Nauticus” or “Nauticus Robotics”), providing for the merger of Merger Sub with and into Nauticus, with Nauticus surviving the merger as a wholly-owned subsidiary of the Company, and certain related transactions (such transactions, collectively, the “Business Combination”). After the consummation of the Business Combination, the Company will be renamed “Nauticus Robotics, Inc.”

On September 6, 2022, at 10:00 a.m., Eastern time, the Company held a special virtual meeting of its stockholders of record (the “Special Meeting”), at which the Company’s stockholders of record voted on the proposals set forth below, each of which is described in detail in the prospectus/proxy statement filed with the Securities and Exchange Commission (the “SEC”) on August 15, 2022, which was first mailed by the Company to its stockholders on or about August 12, 2022.

As of July 27, 2022, the record date for the Special Meeting, there were 6,095,789 shares of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) issued and outstanding and entitled to vote at the Special Meeting. A total of 4,510,569 shares of the Company Common Stock, representing approximately 73.99% of the issued and outstanding shares of the Company Common Stock, were present in person by virtual attendance or represented by proxy at the Special Meeting, constituting a quorum for the Special Meeting. The final voting results for each proposal submitted to the stockholders of record of the Company at the Special Meeting are included below.

Each of the proposals described below was approved by the Company’s stockholders of record. As of September 1, 2022, the end of the redemption period for the shares of the Company Common Stock issued as part of the units in the Company’s initial public offering consummated on July 19, 2021, an aggregate of 361,986 shares of the Company Common Stock were tendered for redemption in connection with the Special Meeting.

PROPOSAL 1:

To approve and adopt the Merger Agreement, pursuant to which the Company will engage in the Business Combination with Nauticus.

For	Against	Abstain
4,505,113	5,456	0

PROPOSAL 2:

To approve the proposed Second Amended and Restated Certificate of Incorporation of CleanTech (the “Amended Charter”).

For	Against	Abstain
4,505,113	5,456	0

PROPOSAL 3:

To approve the proposed amended and restated Bylaws of CleanTech (the “Amended and Restated Bylaws”).

For	Against	Abstain
4,505,113	5,456	0

1

PROPOSAL 4:

To approve and adopt, on a non-binding advisory basis, certain differences, in the governance provisions set forth in the Amended Charter, as compared to our current amended and restated certificate of incorporation:

a)           to increase the authorized number of shares to 635,000,000 shares, consisting of 625,000,000 shares of common stock and 10,000,000 shares of preferred stock.

For	Against	Abstain
4,387,866	122,566	137

b)           to divide the board into three classes with only one class of directors being elected each year and each class (except for those directors appointed prior to the first annual meeting of stockholders) serving a three-year term.

For	Against	Abstain
4,387,976	122,456	137

c)           to include a provision that the board or any director of the board may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least two-thirds (66 and 2/3%) of the voting power of all of the then outstanding shares of voting stock of the company entitled to vote at an election of directors.

For	Against	Abstain
4,387,976	122,467	137

d)           provide that in addition to any vote required by applicable law, the approval by affirmative vote of the holders of at least two-thirds (66-2/3%) in voting power of the then outstanding shares of the company generally entitled to vote thereon, voting together as a single class, is required to make any amendment to Part B of Article IV, Article V, Article VI, Article VII, Article VIII, and Article IX of the Amended Charter.

For	Against	Abstain
4,505,112	5,457	0

e)           to provide that the Amended and Restated Bylaws may be amended by either (i) the directors of the board, who are expressly authorized to adopt, amend, or repeal the Amended and Restated Bylaws, or (ii) the stockholders of the company, who may vote for the adoption, amendment or repeal of the Amended and Restated Bylaws of the company with the affirmative vote of the holders of at least two-thirds (66-2/3%) of the voting power of all of the then outstanding shares of voting stock of the company entitled to vote generally in an election of directors.

For	Against	Abstain
4,505,102	5,467	0

PROPOSAL 5:

To approve the election of eight directors effective upon consummation of the Business Combination.

Each of the director nominees received the following votes:

Director Nominee	Class	For	Withhold
Jim Bellingham	I	4,505,138	5,431
Adam Sharkawy	I	4,505,138	5,431
Eli Spiro	II	4,505,138	5,431
Lisa Porter	II	4,505,138	5,431
Joseph W. Dyer	II	4,505,138	5,431
John W. Gibson, Jr.	II	4,505,138	5,431
Mark Mey	III	4,505,138	5,431
Nicolaus Radford	III	4,505,138	5,431

2

PROPOSAL 6:

To approve the Nauticus Robotics, Inc. 2022 Incentive Award Plan (the “Incentive Award Plan”).

For	Against	Abstain
4,504,966	5,466	137

PROPOSAL 7:

To approve for purposes of complying with Nasdaq Listing Rule 5635(a) and (b), the issuance of more than 20% of the issued and outstanding shares of common stock and the resulting change in control in connection with the Business Combination:

For	Against	Abstain
4,505,103	5,466	0

PROPOSAL 8:

To approve for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance or potential issuance of more than 20% of the common stock in connection with the PIPE Investment in connection with the Business Combination.

For	Against	Abstain
4,505,103	5,466	0

 PROPOSAL 9:

To approve the adjournment of the Special Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the foregoing Proposals, in the event the company does not receive the requisite stockholder vote to approve the proposals. Because all of the other proposals had received the requisite approval, this Proposal 9 was rendered moot and not voted at the Special Meeting.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2022	CLEANTECH ACQUISITION CORP.

	By:	/s/ Eli Spiro
	Name:	Eli Spiro
	Title:	Chief Executive Officer

4